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                                                                 EXHIBIT 99.4(b)

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Common Stock                                              [IMAGE]                Common Stock
Par Value $0.10                                                                 Par Value $0.10

Number             INCORPORATED              THIS CERTIFICATE IS TRANSFERRABLE  SHARES
C                  UNDER THE LAWS            IN BOSTON, MA OR NEW YORK, NY      [IMAGE]
[IMAGE]            OF THE STATE OF MARYLAND

                                              CUSIP
                                                   ____________________________________
                                                    SEE REVERSE FOR CERTAIN DEFINITIONS
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                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

          This certifies that


          is the registered holder of


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

          Merrill Lynch Corporate High Yield Fund, Inc., transferrable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of the By-Laws of the Corporation, and of all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
[SEAL]
          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

          Dated:                             Countersigned and Registered:
                                             State Street Bank and Trust Company
                                                        (BOSTON, MA)

                                                                  Transfer Agent
               __________________   __________________             and Registrar
                    President            Secretary

                                             By_________________________________
                                                            Authorized Signature
                                                 BANKNOTE CORPORATION OF AMERICA